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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 6, 2002

                               ORGANOGENESIS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                               1-9898                     04-2871690
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                         Identification No.)


                                  150 Dan Road
                                Canton, MA 02021
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                         (Address of Principal Executive
                          Offices, including Zip Code)

       Registrant's telephone number, including area code: (781) 575-0775

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ITEM 5.  OTHER EVENTS.

         On February 6, 2002, the Registrant issued a press release in accordance with Rule 135(c) under the Securities Act of 1933, as amended.

         The information contained in the Press Release dated February 6, 2002 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits.

                  99.1   The Registrant's Press Release dated February 6, 2002.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              ORGANOGENESIS INC.
                                               (Registrant)

Date:  February 6, 2002                       By:  /s/ John J. Arcari
                                                ------------------------------
                                                John J. Arcari
                                                Chief Financial Officer



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                                  EXHIBIT INDEX
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Exhibit
Number            Description
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99.1              The Registrant's Press Release dated February 6, 2002.





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